SECOND RENEWAL AND MODIFICATION PROMISSORY NOTE

$150,000,000.00                                        As of September 3, 1996
                                                            New York, New York

      FOR VALUE RECEIVED, the undersigned, COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, NET LEASE REALTY I, INC., a Maryland corporation and NET LEASE REALTY II, a Maryland corporation, jointly and severally promise to pay to the order of First Union National Bank of Florida, as the Agent (the "Agent") for the financial institutions which are, or may from time to time become signatories (collectively the "Banks") to that certain Third Amended and Restated Revolving Line of Credit and Security Agreement of even date herewith as amended and in effect from time to time (the "Agreement"), by and among the undersigned, the Banks and the Agent, the principal sum of ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00), or so much thereof as may be advanced, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due at the rate and at the
times specified in the Agreement.   Capitalized terms used but not defined
herein shall have the meanings assigned those terms in the Agreement.

      In no event shall the interest rate applicable to principal outstanding under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. The Agent and the Banks do not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies the Agent in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

      Principal outstanding hereunder shall be due and payable in a single payment at the Revolving Credit Maturity Date. Interest shall be payable quarterly and at such other times specified in the Agreement, as long as any principal amount remains outstanding hereunder, and at the Revolving Credit Maturity Date.
      All payments of principal and interest shall be made in lawful money of the United States of America in same day funds at the office of the Agent located in Orlando, Florida or at such other place as shall be designated in writing for such purpose in accordance with the provisions of the Agreement.

      This Note is issued pursuant to, and is subject to, the provisions of the Agreement. Except as otherwise provided in the Agreement, this Note is secured by all leases, rents, profits, and accounts receivable arising from property now owned by

                                                                   Init./s/KBH
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the undersigned as described more fully in the Collateral Assignments of
Leases, Rents and Profits and Security Agreement and other security documents executed pursuant to the Agreement (collectively, together with this Note and the Agreement, the "Loan Documents"). Reference is made to such Loan Documents for a description of additional rights and obligations of the undersigned, the Agent and the Banks, including events of default, rights of prepayment and rights of acceleration of maturity in the event of default.

      The undersigned agree to pay or reimburse the Agent and the Banks for all of their costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this Note and the Loan Documents, including, without limitation, the fees and disbursements of counsel for the Agent and the Banks, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

      All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consent to any extensions and renewals of this Note, in whole or in part, and all delays in time of payment or other performance under this Note which may be granted at any time and from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this Note shall be given in the manner specified in the Agreement.

      Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

      The remedies of the Agent and the Banks, as provided herein, or in any other Loan Document are cumulative and concurrent (except as may be provided in the Agreement) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

      This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

      This is a modification and renewal of that certain Renewal and Modification Promissory Note from the undersigned to Agent on behalf of Banks dated as of December 7, 1995, in the renewal principal amount of $98,057,978.00 (including

                                                                   Init./s/KBH
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$4,857,978.00 in outstanding Letters of Credit) which has been paid by renewal and is attached hereto as Exhibit "A".

      IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the day and year first above written.

                                    COMMERCIAL NET LEASE REALTY, INC.,
                                    a Maryland corporation

                                    By:
                                       --------------------------------
                                       Kevin Habicht
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Assistant Secretary
(SEAL)
                                    Address: 400 East South Street
                                             Suite 500
                                             Orlando, Florida 32801

                                    NET LEASE REALTY I, INC., a
                                    Maryland corporation

                                    By:
                                       --------------------------------
                                       Kevin Habicht
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Assistant Secretary
(SEAL)
                                    Address: 400 East South Street
                                             Suite 500
                                             Orlando, Florida 32801



                                    NET LEASE REALTY II, INC., a
                                    Maryland corporation

                                    By:
                                       --------------------------------
                                       Kevin Habicht
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Assistant Secretary
(SEAL)
                                    Address: 400 East South Street
                                             Suite 500
                                             Orlando, Florida 32801